. . . OceanFirst Financial Corp. Investor Presentation August 2018

I N V E S T O R P R E S E N T A T I O N . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2

. . . About OceanFirst Financial Corp. 3

INVESTOR PRESENTATION

OceanFirst Financial Corp.

- NASDAQ: OCFC
- Market Cap: $1.5 billion[1]
- Bank Holding Company with National Bank Subsidiary
- Founded in 1902
- Asset Value of $7.7 billion
- 59 Full-Service Branches in Central and Southern New Jersey


Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices

[1] As of July 20, 2018

4

I N V E S T O R P R E S E N T A T I O N . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 35 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 5

I N V E S T O R P R E S E N T A T I O N . . . Commitment to Execution Our Recent Accomplishments... …Lead to Our Path Forward • Four Acquisitions in Three Years • Local to Regional Scale • Consolidated 33 Branches in the • Increased Investment in Direct Last Two Years with Nominal Banking & Digital Engagement Deposit Losses, while Realizing Substantial Cost Savings • Maximizing Real Estate to Anticipate the Evolving Needs of • Building a “Digital Culture” our Employees and Customers Throughout the Bank • Further Loan Portfolio • Strong Total Shareholder Return Diversification: Sector, Industry, Geography and Vintage 6

. . . Our Business 7

INVESTOR PRESENTATION

OceanFirst

Second Quarter 2018 Highlights

Financial Highlights

- Core Net Income of $22.4 million
  - Up 69% y/y
- Core Diluted EPS of $0.46
  - Up 15% y/y
- Net Interest Margin of 3.70%
  - Up 13 basis points y/y
- Strong Core ROA of 1.19% and Core ROTE of 13.73%

Operational Highlights

- Acquisition of Sun Bancorp, Inc. completed on January 31, 2018 with full integration completed in Q2 2018
- Branch consolidation
  - 17 completed in Q2 2018
- Core deposits[1] represent 85% of total deposits, an effective hedge against rising interest rates, with cost of deposits rising only 2 bps from Q1 2018

[1] All deposits except certificates of deposit

8

I N V E S T O R P R E S E N T A T I O N . . . Net Interest Margin Operational Highlights Net Interest Margin (1) 3.80 • Cost of deposits increased only 3.73 2 bps from 1Q18 to 2Q18 3.70 3.60 • Non-interest bearing deposits 3.50 are 21% of total deposits 3.40 3.43 • Balanced interest rate risk 3.30 Percentage position 3.20 3.10 3.00 2.90 2013 2014 2015 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 OceanFirst Bank Peer Average 9 (1) Source: Bank Reg Data

I N V E S T O R P R E S E N T A T I O N . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch Strength and Durability of Low-Cost 7,000 150 Deposit Position AverageDeposits Per Branch ($ Millions) Target average branch size above 130 • 6,000 $100 million 110 • Deploying Video Teller Machines across 5,000 footprint 90 4,000 • Cost of deposits increased 7 bps in 2Q 2018 70 as compared to the prior year quarter, a 3,000 deposit beta of 9% in relation to the change 50 Total Deposits ($ ($ Millions) Deposits Total in the Federal Funds rate from June 2017 to 2,000 June 2018 30 1,000 10 0 -10 2013* 2014* 2015* 2016* 2017* 2018** Total Deposits Average Deposits Per Branch 10 *As of December 31, ** As of June 30,

I N V E S T O R P R E S E N T A T I O N . . . Loan Composition Emphasizes Commercial Total Loans Outstanding Loans by Customer Segment - 2018 2014* 2015* 44% 2016* 56% 2017* 2018** Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 (in millions) Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans 11 *As of December 31, ** As of June 30,

I N V E S T O R P R E S E N T A T I O N . . . Conservative CRE Portfolio Reflects Strategic Execution CRE to Total Risk Based Capital 0 100 200 300 400 500 600 700 800 900 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Capacity to grow Investor Peer 6 Peer 7 CRE by $299 million while Peer 8 remaining under 300% Peer 9 OceanFirst Bank Peer 10 259  OceanFirst Actual Peer 11 Peer Group Average 341  Peer Group Average Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 Peer 23 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BHLB, BMTC, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, LBAI, NBTB, NFBK, NWBI, ORIT, PGC, PFS, SASR, STBA, TMP, TOWN, UVSP, WSBC and WSFS. Source: BankRegData.com 12 As of March 31, 2018

I N V E S T O R P R E S E N T A T I O N . . . Generating Consistent & Attractive Returns 15.0% 1.50% 1.45% 14.0% 1.40% 13.0% 1.35% 1.30% Return on Assets 12.0% 1.25% 1.20% 11.0% 1.15% 10.0% 1.10% 1.05% 9.0% 1.00% 0.95% 8.0% Return on Tangible Common Equity on Tangible Return 0.90% 7.0% 0.85% 1 1 1 2014 2015 2016 2017 Q2 2018 Annualized 1 Return on Tangible Common Equity Return on Assets • Continued focus on improving efficiencies through acquisition synergies and branch consolidations 1 For 2015, 2016, 2017 and 2018, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, also excludes the effect of accelerated stock award expense, branch consolidation expense, and the additional income 13 tax expense related to the Tax Cuts and Jobs Act. For 2018, also excludes effect of branch consolidation expense.

I N V E S T O R P R E S E N T A T I O N . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.15%(1) 0.07% 0.15% 0.10% 0.04% (Annualized) 1.20% 1.06% 1.00% 0.91% 0.80% 0.60% 0.52% 0.40% 0.35% 0.33% 0.20% Performing Loans as Percent of Total Loans ReceivableLoans of Total Percent as Loans Performing - Non 0.00% 2014 2015 2016 2017 YTD 2018 Residential Consumer Commercial Real Estate Commercial & Industrial (1) Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this 14 charge-off, the ratio is 0.45%.

. . . Our Strategy 15

I N V E S T O R P R E S E N T A T I O N . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 $ 12 million $ 142 million Cape Bancorp May 2, 2016 $196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 $146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 $475 million $2,043 million Weighted average(1): Price/Tangible Book Value 155%; Core Deposit Premium 9.2% 16 1 At time of announcement

INVESTOR PRESENTATION

New Jersey Expansion Opportunities

- New Jersey is a strong market [1]
  - Population of 8.9 million
  - Most densely populated state
  - 11th most populous state
  - Median household income of $72,000
- Significant opportunities for acquisitions to build customer base
- Administrative offices established in Red Bank, NJ, consolidating 19 operating facilities to two locations
- Support expansion in Metropolitan Philadelphia and Metropolitan New York


New York
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Atlantic
Cumberland
Cape May
Population of 4.3 million with deposits of $130 billion
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices

[1] US Census Bureau

17

I N V E S T O R P R E S E N T A T I O N . . . Regional Opportunities for M&A Philadelphia Area New York City Metro Area • 8 Banks with Assets Between $400M and $1B • 9 Banks with Assets Between $400M and $1B • 13 Banks with Assets Between $1B and $10B • 12 Banks with Assets Between $1B and $10B New Jersey • 13 Banks with Assets Between $400M and $1B • 14 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Regional banking data as of June 30, 2017 18 Source: FDIC

INVESTOR PRESENTATION

OceanFirst

Data Driven Digital Strategy

Mobile Apps 90-Day Active Up 52% y/y

Retail Online Banking Registration Up 37% y/y

Mobile Deposits Up 84% y/y

Monthly Bills Paid Digitally Up 15% y/y

270 Certified Digital Bankers

Branch staff trained to support our customers' use and adoption of digital services.

Digital Services

- Online Banking, Mobile & Tablet Apps
- Biometric ID verification
- Remote Check Deposit
- Bill Pay
- Pop Money (P2P)
- Money Management (PFM)
- Online Account Opening
- eWallets: Apple, Samsung & Google
- Digital Loyalty Programs
- Card Valet Fraud Mitigation
- Extended Hours Video Banking

- **Delivering results that are measurable, repeatable, and scalable, which:**
  - Increase customer retention
  - Increase share of wallet
  - Reduce cost to serve
  - Anticipate and support evolving customer needs

As of June 30, 2018

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I N V E S T O R P R E S E N T A T I O N . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise 20

I N V E S T O R P R E S E N T A T I O N . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to Shareholders • Stable & competitive dividend $30 • 86th consecutive quarter $25 • Historical Payout Ratio of 30% to 40% $20 • 1.8 million shares available for repurchase $15 current rate at Annualized • Strategic acquisitions in critical new $10 markets Annual Return of Capital ($ ($ Millions) of Capital Return Annual $5 • Total Shareholder Return December 31, 2012 to June 30, 2018 of $0 2013 2014 2015 2016 2017 YTD 2018* 153%; CAGR 18% Cash Dividends Share Repurchases 21 * At current dividend rate distributions to shareholders would exceed $28 million in 2018.

INVESTOR PRESENTATION

OCEANFIRST

An Experienced Management Team

Executive	Title	Years at OceanFirst	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	5	Patriot National Bancorp Dime Community Bancshares
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	25	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Administrative Officer	14	BISYS Banking Solutions Newtrend LLC
Joseph J. Lebel III	Executive Vice President, Chief Banking Officer	12	Wachovia Bank N.A. First Fidelity
Steven J. Tsimbinos	Executive Vice President, General Counsel	7	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	1	Office of the Comptroller of the Currency First Union
Gary S. Hett	Executive Vice President, Chief Human Resources Officer	4	Patriot National Bancorp Dime Community Bancshares

- **Substantial insider ownership of 9.5%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

22

INVESTOR PRESENTATION

OCEANFIRST

OceanFirst Foundation: Serving Our Communities



- Over $36 million has been granted to organizations serving OceanFirst's market
- Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy devastated the Jersey Shore in 2012
- First foundation established in the country during a mutual conversion to IPO (July 1996)
- Completed merger of Cape Foundation into OceanFirst Foundation in 2016 and merger of Ocean City Home Foundation in 2017
- OceanFirst Foundation has assets of $39 million

23

I N V E S T O R P R E S E N T A T I O N . . . Investment Thesis • Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 35 basis points, increasing slowly in response to rising rate environment • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Investing in direct banking and cyber security initiatives to stay current with leading industry practices • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 24

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 25

. . . Appendix 26

INVESTOR PRESENTATION

Colonial American Bank Acquisition

- 100% Stock deal, valued at $11.9 million
- In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ
- Favorable financial terms (adjusted for DTA realization of $2.3 million) (1)
  - Price/Tangible Book Value of 104%
    - Transaction neutral to OCFC book value
  - Price/Core Deposit Premium of 0.4%
- Modest execution risk with conservative assumptions
  - Expected cost saves of 35%, fully realized in 2016
  - Gross credit mark of $2.9 million, 2.4% of loans
- Effective execution (2015)
  - Announcement – February 25
  - Regulatory Approvals - June 17 (68 days following application)
  - Shareholder Approval - July 9
  - Closing – July 31
  - Systems Integration – October 17 (72 days following legal closing)


Middlesex
Mercer
Monmouth
Burlington
Ocean
Supports Retail Expansion in High Value Communities
Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Colonial American Retail Branches

(1) At time of announcement.

27

INVESTOR PRESENTATION

OCEANFIRST

Cape Bancorp Acquisition

- 85% stock and 15% cash, valued at $196 million
- Favorable financial terms [1]
  - Price/Tangible Book Value of 139%
  - Price/Core Deposit Premium of 4.4%
  - Expected accretion to GAAP EPS of 17% in 2017
  - Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 33%, fully realized by end of 2016
  - Expected one-time, pre-tax transaction expenses of $15.5 million
  - Gross credit mark of $25.5 million, 2.3% of loans
- Effective execution (2016)
  - Announcement – January 5
  - Regulatory Approvals – March 28 (52 days following application)
  - Shareholder Approvals – April 25
  - Closing – May 2
  - Systems Integration – completed October 15



Headquarters
OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office
Cape Bank Retail Branches and Commercial Loan Offices

(1) At time of announcement.

28

INVESTOR PRESENTATION

OCEANFIRST

Ocean Shore Holding Co. Acquisition

- Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey
- 80% stock and 20% cash, valued at $181 million
- Favorable financial terms(1)
  - Price/Tangible Book Value of 132%
  - Price/Core Deposit Premium of 4.9%
  - Expected accretion to GAAP EPS of over 5% in 2018
  - Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation
- Modest execution risk with conservative assumptions
  - Expected cost saves of 53%, fully realized by end of 2017
  - Expected one-time, pre-tax transaction expenses of $19 million
  - Gross credit mark of $10.0 million, 1.25% of loans
- Effective execution (2016)
  - Announcement – July 13, 2016
  - Regulatory Approvals – October 27, 2016 (72 days following application)
  - Shareholder Approvals – November 22, 2016
  - Closing – November 30, 2016
  - Systems Integration – completed May 19, 2017


Ocean
Burlington
Atlantic
Cape May
OceanFirst Bank Branches
Ocean City Home Bank Branches

(1) At time of announcement.

29

INVESTOR PRESENTATION

OCEANFIRST

Sun Bancorp, Inc. Acquisition

- Strengthens and expands OceanFirst franchise into more demographically attractive Central New Jersey, Philadelphia and New York city metro markets
- 85% stock and 15% cash, valued at $475 million
- Favorable financial terms[1]
  - Price/Tangible Book Value of 169%
  - Price/Core deposit premium of 12.7%
  - 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions
  - Earnback of approximately 3.5 years
- Effective Execution
  - Announcement – June 30, 2017
  - Regulatory Approvals
    - Federal Reserve Bank – October 17, 2017 *(48-days following application)*
    - Office of Comptroller – December 4, 2017 *(96-days following application)*
  - Shareholder Approvals – October 25, 2017
  - Closing – January 31, 2018
  - System Integration – completed June 9, 2018


Sun National Bank has 15 branches within 3 miles of an OceanFirst Bank branch
Headquarters
OceanFirst Bank Branches
Sun National Bank Branches
Loan Offices

(1) At time of announcement.

30

INVESTOR PRESENTATION

OceanFirst Milestones – 116 Years of Growth



IPO to Mutual Depositors
Created OceanFirst Foundation
Colonial American Bank Acquired
Founded, Point Pleasant, NJ
Established Commercial Lending
Established Trust and Asset Management
Commercial LPO Expansion into Mercer County
Adopted National Commercial Bank Charter
1902
1985
1996
1999
2000
2014
2015
2016
2017
2018
Branch Expansion into Middlesex County
Branch Expansion into Monmouth County
OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
Cape Bancorp Acquired
Ocean Shore Holding Co. Acquired
Sun Bancorp, Inc. Acquisition January 31, 2018

31

I N V E S T O R P R E S E N T A T I O N . . . Favorable Competitive Position Central & Southern NJ Mega Banks OceanFirst Bank Community Banks # of Branches Dep. In Mkt. # of Dep. In Mkt. Dep. In Mkt. Institution ($000) Institution # of Branches Branches ($000) ($000) 59 5,868,955 TD Bank (Canada) 127 19,832,103 Manasquan 9 1,037,767 PNC Bank (PA) 140 18,677,979 OceanFirst Sturdy Savings 13 690,194 Competitive Position Wells Fargo (CA) 140 15,484,506 1ST Constitution 15 662,526 • Responsive Bank of America (NC) 122 15,058,444 Bank of Princeton 8 646,558 • Flexible Santander Bank 80 6,421,883 Two River 13 634,985 (Spain) • Capable • Lending Limit • Technology • Trust • Cash Management • Consumer & Commercial • Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2017 32 Note: Market area is defined as 11 counties in Central and Southern New Jersey

I N V E S T O R P R E S E N T A T I O N . . . Commercial Portfolio Segmentation Total Commercial Loan Exposure by Real Estate Investment by Property Industry Classification Classification Professional Transportation & Public Office Scientific & Warehousing Administration Miscellaneous Miscellaneous 20.9% Technical Services 1.5% 2.8% 16.6% 1.6% 4.8% Manufacturing Arts/Entertainment/ 3.7% Recreation 2.2% Other Services 3.1% Industrial/ Multi-Family Warehouse Accommodations/ 21.7% 4.6% Food Services 7.4% Residential Development Healthcare 6.2% 5.3% Single Purpose Wholesale Trade 4.7% 3.3% Retail Store 1-4 Family Retail Trade 7.9% Real Estate Shopping Center 7.6% 4.1% Investment 9.8% Construction 55.6% 4.6% • Diversified portfolio provides protection against industry-specific credit events 33 As of June 30, 2018